Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt	Debt
As at December 31, 2020 and December 31, 2019, we had the following debt amounts outstanding:

(In $ millions)	2020	2019
External debt agreements
Term Loan B	2,727.1	2,607.6
West Vela Facility	—	151.0
West Polaris Facility	—	114.9
Tender Rig Facility	—	18.6
Total external debt	2,727.1	2,892.1
Less: Debt balance held as subject to compromise	(2,727.1)	—
Debt balance not subject to compromise	—	2,892.1
Chapter 11 Proceedings
We filed for Chapter 11 bankruptcy protection on December 1, 2020 which triggered an event of default under the Term Loan B. As a result, the outstanding balance on this loan was classified within "liabilities subject to compromise" in our Consolidated Balance Sheets at December 31, 2020. For further information on our bankruptcy proceedings refer to Note 4 - "Chapter 11 Proceedings".
On filing for Chapter 11, $42.9 million of unamortized debt issuance costs on the Term Loan B were expensed and recognized within "Reorganization items, net" in the Consolidated Statement of Operations and no further interest was recorded on the Term Loan B from that point.
Term Loan B
Our Term Loan B facilities ("TLB") initially consisted of a term loan and a linked $100 million revolving credit facility. We initially borrowed $1.8 billion under the term loan on February 21, 2014 and then a further $1.1 billion on June 26, 2014. This loan is subject to a 1% per year ($29 million) amortization payment with the balance of the loan then being repayable in February 2021. The revolving credit facility matured in February 2019.
We agreed with the TLB lenders to amend the TLB agreement in July and October 2020 respectively, whereby the majority of the TLB interest that was due on June 30, 2020 and September 30, 2020 was converted into super senior loans ($8 million of TLB interest was cash settled to lenders that withheld consent). As a result, $63.7 million and $63.3 million super senior loans, maturing in February 2021 were created. These loans each included a non-cash $20 million commitment fee and an exit fee of 10% in addition to the interest settled through issuance of the loans.
We had a total of $2,727.1 million outstanding on the TLB at December 31, 2020
During the year ended December 31, 2020, we paid interest of LIBOR + 6% on the original term loan and LIBOR + 10% on the super senior loans. LIBOR is subject to a 1% floor. As of the date of filing for Chapter 11 we are subject to an additional 2% default interest, however we have discontinued recording interest. For further information refer to Note 4 - "Chapter 11 Proceedings".
Following an amendment to the TLB agreement, and the repayment of the other loan facilities (see below) all rigs are pledged as collateral vessels under the TLB. The net book value of these drilling units at December 31, 2020 was $428.3 million. We have also pledged substantially all the assets of our subsidiaries, which own or charter the collateral vessels as well as our investments in those companies.
West Vela facility
The West Vela facility consisted of a term loan with four tranches. We initially incurred the liability to repay $443 million under this term loan when we acquired the West Vela from Seadrill in November 2014. The loan was subject to amortization payments of $40.3 million per year. We made a prepayment of $46.7 million in August 2017 and further prepayments of $11.8 million in February 2018 and $11.9 million in August 2018. The $120.8 million balloon payment was repaid in July 2020.
We paid interest on the term loan at LIBOR plus a margin of between 3.35% and 4%, inclusive of guarantee fees, depending on the tranche.
West Polaris facility
The West Polaris facility consisted of a term loan and a linked revolving credit facility. We initially incurred the liability to repay $226 million under this term loan and $100 million under the revolving credit facility when we acquired the West Polaris from Seadrill in June 2015. The loan was subject to amortization payments of $36 million per year. We made a prepayment of $37.4 million in August 2017 and further prepayments of $9.4 million in February 2018 and August 2018. The $93.8 million balloon payment was repaid in July 2020.
We paid interest on the term loan and revolving credit facility at LIBOR plus a margin of 3.25%. We also paid a commitment fee of 1.3% on any unused portion of the revolving credit facility.
Tender rig facility
The Tender Rig facility consisted of two term loans. We initially borrowed $100.5 million and $93.1 million under intercompany loans from Seadrill when we acquired the T-15 and T-16 in May 2013 and October 2013 respectively. These intercompany loans were back to back with an external debt facility Seadrill had used to finance the construction of the T-15 and T-16. In August 2017, we amended the terms of these loans so that we held the facility directly with the external lender.
We were required to make amortization payments of $19.8 million per year against this facility. We made a prepayment of $15.8 million in August 2017 when we amended the facility and paid further prepayments of $3.8 million in February 2018 and $3.7 million in August 2018. The Tender Rig facility included a "satisfactory drilling contract" covenant. As a consequence of the T-16 and T-15 not having a satisfactory drilling contract for a period of time, the facility became due on a pro rata basis. In November 2019 there was an early repayment of the entirety of the T-16 balance of $20.0 million. The remaining $2.7 million and $15.9 million balloon payments related to the T-15 were repaid in March and April 2020 respectively. We paid interest on these loans at LIBOR plus a margin of 4.25%.
Presentation in Consolidated Balance Sheets
We present external debt net of debt issuance costs. The below tables show how the above balances are presented in the Consolidated Balance Sheets:

	Outstanding debt as at December 31, 2020
(In $ millions)	Principal outstanding	Debt Issuance Costs (1)	Total Debt
Debt held as subject to compromise	2,727.1	—	2,727.1
Total interest-bearing debt	2,727.1	—	2,727.1

	Outstanding debt as at December 31, 2019
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Debt due within twelve months	313.3	(11.9)	301.4
Long-term external debt	2,578.8	(2.0)	2,576.8
Total interest-bearing debt	2,892.1	(13.9)	2,878.2
(1) On filing for Chapter 11 on December 1, 2020 all unamortized debt issuance costs on under secured debt have been written off to "reorganization items, net" in our Consolidated Statement of Operations. For further details refer to Note 4 - "Chapter 11 Proceedings".